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                                                                   Exhibit 10(b)

                                POWER OF ATTORNEY

We, the undersigned directors and/or officers of Lincoln Life & Annuity Company of New York, hereby constitute and appoint Kelly D. Clevenger, Christine S. Frederick, Robert L. Grubka, Brian A. Kroll, Rise C. M. Taylor and Frederick C. Tedeschi, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all amendments to Registration Statements;
including exhibits, or other documents filed on Forms S-6, N-6, N-3, or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any amendment to said Registration Statements as follows:

Variable Life Insurance Separate Accounts:
Lincoln Life & Annuity Flexible Premium Variable Life Account M: 333-141788; 333-141779; 333-141767; 333-141771; 333-141775; 333-141782; 333-141785;
333-141789; 333-141790
LLANY Separate Account R for Flexible Premium Variable Life: 333-141768; 333-141772; 333-141776; 333-141780; 333-141784; 333-141786
LLANY Separate Account S for Flexible Premium Variable Life: 333-141777; 333-141773; 333-141769
Lincoln Life & Annuity Flexible Premium Variable Life Account Y: 333-141770; 333-141774; 333-141778; 333-141783; 333-141781; 333-141787
Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B: 33-77496

Variable Annuity Separate Accounts:
Lincoln Life & Annuity Variable Annuity Account H: 333-141756; 333-141758; 333-141761; 333-141754; 333-141763; 333-141766
Lincoln Life & Annuity Variable Annuity Account L: 333-141755
Lincoln New York Account N for Variable Annuities: 333-141752; 333-141757; 333-141759; 333-141760; 333-141765; 333-141762

The execution of this document by the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.

Signature                               Title

/s/ Dennis R. Glass
______________________________          President and Director
Dennis R. Glass                         (Principal Executive Officer)

/s/ Frederick C. Crawford
______________________________          Chief Financial Officer and Director
Frederick J. Crawford                   (Principal Financial Officer)

______________________________          Director
J. Patrick Barrett

/s/ Jon A. Boscia
______________________________          Director
Jon A. Boscia

/s/ Charles C. Cornelio
______________________________          Director
Charles C. Cornelio

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/s/ George W. Henderson
______________________________          Director
George W. Henderson, III

______________________________          Director
Mark E. Konen

/s/ Barbara S. Kowalczyk
_____________________________           Director
Barbara S. Kowalczyk

/s/ M. Leanne Lachman
______________________________          Director
M. Leanne Lachman

/s/ Louis G. Marcoccia
______________________________          Director
Louis G. Marcoccia

/s/ Jill S. Ruckelshaus
_____________________________           Director
Jill S. Ruckelshaus

/s/ Michael S. Smith
______________________________          Director
Michael S. Smith

/s/ Westley V. Thompson
______________________________          Director
Westley V. Thompson

For Dennis R. Glass:

State of  Pennsylvania     )
                           ) SS.
County of Philadelphia     )

Sworn and subscribed before me this 3rd day of April, 2007.

/s/ Sara A. Hudson
------------------------------------
Notary Public
My Commission Expires:  December 12, 2009

For Frederick J. Crawford:

State of  Pennsylvania     )
                           ) SS.
County of Philadelphia     )

Sworn and subscribed before me this 9th day of April, 2007.

/s/ Sara A. Hudson
------------------------------------
Notary Public
My Commission Expires: December 12, 2006

For J. Patrick Barrett:

State of                   )
                           ) SS.
County of                  )

Sworn and subscribed before me this ____ day of April, 2007.

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------------------------------------
Notary Public
My Commission Expires:

For Jon A. Boscia:

State of                   )
                           ) SS.
County of                  )

Sworn and subscribed before me this _____ day of April, 2007.

------------------------------------
Notary Public
My Commission Expires:

For Charles C. Cornelio:

State of  North Carolina   )
                           ) SS.
County of Guilford         )

Sworn and subscribed before me this 4th day of April, 2007.

/s/ Sandra J. Woodruff
------------------------------------
Notary Public
My Commission Expires: June 13, 2008

For George W. Henderson, III:

State of  North Carolina   )
                           ) SS.
County of Guilford         )

Sworn and subscribed before me this 4th day of April, 2007.

/s/ Joyce K. Cole
------------------------------------
Notary Public
My Commission Expires: 6-14-2009



For Mark E. Konen:

State of                   )
                           ) SS.
County of                  )

Sworn and subscribed before me this ____ day of April, 2007.

------------------------------------
Notary Public
My Commission Expires:

For Barbara S. Kowalczyk:

State of  Pennsylvania     )
                           ) SS.
County of Philadelphia     )

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Sworn and subscribed before me this 4th day of April, 2007.

/s/ Maureen A. Cullen
------------------------------------
Notary Public
My Commission Expires: 9/13/08

For M. Leanne Lachman:

State of  Pennsylvania     )
                           ) SS.
County of Philadelphia     )

Sworn and subscribed before me this 4th day of April, 2007.

/s/ Maureen A. Cullen
------------------------------------
Notary Public
My Commission Expires: 9/13/08

For Louis G. Marcoccia:
----------------------

State of  New York         )
                           ) SS.
County of Onondaga         )

Sworn and subscribed before me this 4th day of April, 2007.

/s/ Nancy J. Freeman
------------------------------------
Notary Public
My Commission Expires:  April 24, 2011


For Jill S. Ruckelshaus:
-----------------------

State of  WA               )
                           ) SS.
County of King             )

Sworn and subscribed before me this 5th day of April, 2007.

/s/ Diane L. Hodgson
------------------------------------
Notary Public
My Commission Expires: 12/11/09

For Michael S. Smith:

State of  Indiana          )
                           ) SS.
County of Allan            )

Sworn and subscribed before me this 9 day of April, 2007.

/s/ Sharlene K. Honegger
------------------------------------
Notary Public
My Commission Expires:  2/29/08

For Westley V. Thompson:

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State of  PA               )
                           ) SS.
County of Phila            )

Sworn and subscribed before me this 3rd day of April, 2007.

/s/ Iris Nieves
------------------------------------
Notary Public
My Commission Expires: August 16, 2010





Version: April 2, 2007

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